UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

Guess?, Inc.
(Name of Registrant as Specified in Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XVIII

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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LEGION PARTNERS HOLDINGS, LLC

March 30, 2022

Dear Fellow Guess?, Inc. Shareholders:

Legion Partners Holdings, LLC, a Delaware limited liability company, and the other participants in this solicitation (collectively, “Legion” or “we”) are significant shareholders of Guess?, Inc., a Delaware corporation (“Guess” or the “Company”), beneficially owning in the aggregate approximately 2.5% of the Company’s outstanding shares of Common Stock.

As a significant shareholder of Guess, we have sought to engage with the Company’s Board of Directors (the “Board”) to remove co-founders and directors Paul and Maurice Marciano from their roles at the Company. For more than a decade, a pattern of sexual assault and harassment allegations have been made against Paul Marciano, who also serves as the Company’s Chief Creative Officer, while his brother Maurice Marciano appeared to turn a blind eye as a former Chairman of the Board. Now, new sexual assault and harassment allegations have surfaced against Paul Marciano, and even the Company’s own insurance carrier has sought relief in court to avoid having to cover claims related to Paul Marciano's alleged “pattern” of “wrongful acts.”

Despite these disturbing new developments, the Board has determined to re-nominate Paul and Maurice Marciano for election to the Board at the Company’s 2022 annual meeting of shareholders (the “Annual Meeting”). As further discussed in the attached Proxy statement, we believe their continued presence on the Board has and will continue to harm the Company’s brand, financial performance and stock price. We therefore ask you to WITHHOLD your vote on the re-election of Messrs. Paul and Maurice Marciano as directors at the Annual Meeting.

Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Paul Marciano and Maurice Marciano. Accordingly, a plurality voting standard will apply to the election of directors and the Company's nominees will be elected even if they receive only a single vote. However, the Company has a director resignation policy in place for uncontested elections, whereby any director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. Under the policy, the Nominating and Governance Committee (excluding the nominee in question if a member thereof) will then evaluate such offer of resignation in light of the best interests of the Company and its shareholders and recommend to the Board the action to be taken with respect thereto. Promptly following receipt of the recommendation of the Nominating and Governance Committee, the Board (excluding the nominee in question) would act with respect to such letter of resignation and shall notify the nominee of its decision.

If our proxy solicitation results in any director failing to receive a majority of the votes cast for his election, then we believe it would clearly be inappropriate and inconsistent with contemporary corporate governance for any such director to continue to serve on the Board. We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance, and in direct opposition to a clear shareholder directive.

We urge you to carefully consider the information contained in the accompanying Proxy Statement and support our efforts by signing, dating and returning the enclosed BLUE proxy card today to WITHHOLD your vote on the re-election of Paul and Maurice Marciano. The accompanying Proxy Statement and the enclosed BLUE proxy card are first being mailed to shareholders on or about March 30, 2022.

If you have already voted for the Company’s nominees, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting, LLC (“Saratoga”), which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Christopher S. Kiper

Legion Partners Holdings, LLC
Christopher S. Kiper

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of our proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

 2022 ANNUAL MEETING OF SHAREHOLDERS
OF
GUESS?, INC.
_________________________

PROXY STATEMENT
OF
LEGION PARTNERS HOLDINGS, LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD TODAY

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), and the other participants in this solicitation (collectively, “Legion” or “we”) are significant shareholders of Guess?, Inc., a Delaware corporation (“Guess” or the “Company”), beneficially owning in the aggregate 1,644,345 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company, constituting approximately 2.5% of the shares of Common Stock outstanding. We are seeking your support at the Company’s 2022 annual meeting of shareholders scheduled to be held virtually via a live audio webcast (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), to WITHHOLD your vote on the election of directors Paul Marciano and Maurice Marciano to the Company’s Board of Directors (the “Board”). According to the Company’s proxy statement, there will be no physical meeting. You will be able to attend and participate in the Annual Meeting by visiting www.cesonlineservices.com/ges22_vm, where you will be able to listen to the Annual Meeting live, submit questions, and vote. As of the date of this Proxy Statement, the Company has not publicly disclosed the date and time at which the Annual Meeting will take place or the deadline to pre-register to attend the meeting virtually. Once the Company publicly discloses such information, Legion intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Our BLUE proxy card will also allow shareholders to vote on the following proposals under consideration at the Annual Meeting:

•	The advisory vote on the compensation of the Company’s named executive officers;

•	The ratification of the appointment of the Company’s independent auditor for the fiscal year ending January 28, 2023;

•	The Company’s proposal to amend and restate the Company’s 2004 Equity Incentive Plan, including to increase the number of shares of Common Stock available for issuance under the plan;

•	The Company’s proposal to amend and restate the Company’s 2002 Employee Stock Purchase Plan; and

•	Such other business that is properly brought before the Annual Meeting.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to shareholders on or about March 30, 2022.

The Company has disclosed that the Annual Meeting will be held completely virtually, via a live audio webcast; there will be no physical meeting location. The process for attending and participating in the virtual Annual Meeting will depend on whether you are a registered holder or a beneficial holder. For specific instructions on how to attend and participate, please refer to the section entitled “Virtual Meeting” on page 19 for additional information.

The Board currently has eight members and is going through a phased transition to a declassified Board structure, with the terms of five directors expiring at the Annual Meeting. However, one director has informed the Board that she will not stand for re-election. Accordingly there will only be four directors up for election at the Annual Meeting, including Paul Marciano and Maurice Marciano. We are seeking your support to WITHHOLD your vote on the re-election of Paul Marciano and Maurice Marciano as directors at the Annual Meeting.

Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Paul Marciano and Maurice Marciano. However, the Company has a director resignation policy in place for uncontested elections, whereby any director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. Under the policy, the Nominating and Corporate Governance Committee would then make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. Promptly following receipt of the recommendation of the Nominating and Governance Committee, the Board (excluding the nominee in question) should act with respect to such letter of resignation and notify the nominee of its decision.

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If our proxy solicitation results in any director failing to receive a majority of the votes cast for his election, then we believe it would clearly be inappropriate and inconsistent with contemporary corporate governance for any such director to continue to serve on the Board. We believe the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance, and in direct opposition to a clear shareholder directive.

Shareholders are advised that the Company’s four nominees, including Paul Marciano and Maurice Marciano, are not the nominees of Legion, have not consented to be named in these proxy materials, and are the nominees of Guess. Because Paul Marciano and Maurice Marciano are not Legion nominees and have not consented to be named in this proxy statement, they are not participants in this solicitation. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. We can provide no assurance that any of the Company’s nominees will serve as directors if elected or that Paul Marciano or Maurice Marciano will submit their resignations if they are elected by a plurality of the votes cast, but fail to receive a majority.

As of the date of this Proxy Statement, Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Special Opportunities, L.P. XVIII, a Delaware limited partnership (“Legion Partners XVIII”), Legion Partners, LLC, a Delaware limited liability company (“Legion Partners GP”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, and Raymond T. White (each a “Participant” and collectively, the “Participants”), collectively beneficially own 1,644,345 shares of Common Stock (the “Legion Group Shares”). The Participants intend to vote the Legion Group Shares as follows: WITHHOLD with respect to the election of Paul Marciano and Maurice Marciano; FOR all other Company nominees (other than Paul Marciano and Maurice Marciano); AGAINST the approval of the advisory vote on the compensation of the Company’s named executive officers; FOR the ratification of the Company’s independent auditors for the fiscal year ending January 28, 2023; AGAINST the Company’s proposal to amend and restate the Company’s 2004 Equity Incentive Plan and AGAINST the Company’s proposal to amend and restate the 2002 Employee Stock Purchase Plan. Please note, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted in accordance with Legion’s recommendations and voting instructions specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting. Please see the “Voting and Proxy Procedures” section of this Proxy Statement and the BLUE proxy card for additional detail.

The Company has set the close of business on March 23, 2022 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 1444 S. Alameda Street, Los Angeles, California 90021. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 59,768,691 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY LEGION AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

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WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TO VOTE WITHHOLD ON THE ELECTION OF PAUL MARCIANO AND MAURICE MARCIANO TO THE BOARD AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

www.abetterguess.com

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE proxy card today to vote WITHHOLD votes from the election of Paul Marciano and Maurice Marciano and in accordance with our recommendations on the other proposal(s) on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to us, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of our proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	Prior to making any material investment in a company, Legion undertakes a detailed analysis and extensive due diligence to understand the root causes of a company’s underperformance. Such analysis and due diligence includes meeting with management, site visits, consultation with industry experts, assessing a company’s environmental, social and governance practices and developing tangible strategies to unlock shareholder value.
•	On September 10, 2021, Legion, with the other investors, attended a fireside chat of Guess executives at the Goldman Sachs Annual Global Retailing Conference. The fireside chat featured Carlos Alberini, Chief Executive Officer, Katie Anderson, Chief Financial Officer, and Fabrice Benarouche, VP, Finance and Investor Relations. Mr. Alberini and Ms. Anderson discussed Guess’ fiscal year 2022 second quarter financial results.
•	On September 20, 2021, Legion attended a group call hosted by B. Riley Securities along with other investors in which Mr. Alberini and Ms. Anderson discussed Guess’ fiscal year 2022 second quarter financial results.
•	On October 14, 2021, Legion had a call with Mr. Benarouche to discuss certain aspects of the Company’s business, including the Company’s recent performance.
•	On October 15, 2021, Legion had a follow-up call with Mr. Benarouche to discuss certain aspects of the Company’s business, including the Company’s recent performance.
•	In October 2021, based on Legion’s extensive due diligence, Legion began investing in the Company. Legion had concluded that the Company has significant value but that its performance and turnaround plan was being substantially impacted by the continued involvement of Guess co-founder, Chief Creative Officer and director Paul Marciano, and his brother Maurice Marciano. Specifically, Legion concluded that the long and growing list of sexual assault and harassment allegations against Paul Marciano, who Legion believes has been largely enabled by his brother, Maurice Marciano, poses a significant risk for the Company's brand, and to its longer-term performance, but that if the Marciano brothers were removed from the Company, shareholders could achieve full and fair value.
•	On November 29, 2021, Legion had a call with Mr. Benarouche to discuss the Company’s fiscal year 2022 third quarter financial results.
•	On January 10, 2022, Legion attended a virtual fireside chat at the 24th Annual ICR XChange Conference, along with Mr. Alberini, Ms. Anderson, and other investors. Mr. Alberini and Ms. Anderson discussed Guess’ recent performance.
•	On January 11, 2022, Legion sent a formal demand to the Board to take immediate and necessary action to cause the Company to investigate all claims it may have and, if appropriate, to commence legal proceedings for breaches of fiduciary duties in connection with ongoing sexual harassment and related misconduct by Paul Marciano, the Board’s oversight of and response to such misconduct, the Board’s decision to have the Company continue to employ Paul Marciano, and the Board’s review and approval of certain related-party transactions involving the Marcianos. The demand requested that Guess commence an investigation, led by independent and disinterested directors with the assistance of independent outside counsel, to determine which current or former Guess employees, officers, and directors are liable for the wrongful conduct causing harm to the Company and to commence appropriate legal action against them.
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•	Also on January 11, 2022, Legion sent to the Board a demand under Section 220 of the Delaware General Corporation Law to inspect the Company’s books and records relating to the Board’s decision to renominate Maurice Marciano to the Board. The books and records demand seeks to investigate Maurice Marciano’s participation as a Guess director following injuries he sustained in an unfortunate bicycle accident in August 2020, and whether Maurice Marciano satisfies the Company’s stated minimum qualifications for service on the Board.
•	On January 31, 2022, Guess responded to the litigation demand and the books and records demand. Guess stated that it is reviewing the litigation demand regarding Paul Marciano, and offered to produce a subset of the categories of documents requested in the books and records demand related to Maurice Marciano’s nomination and Board service. Counsel for Legion and Guess have subsequently engaged in discussions regarding the scope of the Company’s production of documents and the terms of a confidentiality agreement to govern such documents.
•	On February 7, 2022, Legion sent a letter to the Board. In the letter, Legion highlighted a disturbing pattern of alleged sexual assault and harassment by Paul Marciano for more than a decade. Legion argued that Paul Marciano's continued role at Guess, despite the allegations, was enabled by his brother Maurice Marciano, who turned a blind eye as a former Chief Executive Officer and Chairman of the Board. Legion urged the Board to fulfill its fiduciary duties and remove Paul Marciano and Maurice Marciano, as Legion argued that Paul Marciano and Maurice Marciano’ continued presence on the Board represents a material risk to the Company's turnaround efforts. Legion noted that a little more than a month earlier, the insurance carrier that underwrites the Company and Paul Marciano, sued to absolve itself of any responsibility for covering claims related to Paul Marciano's alleged "pattern" of "wrongful acts” and that this highly unusual measure required the Board to take immediate action to protect the Company’s shareholders.
•	On February 8, 2022, Legion issued a press release to make its February 7, 2022 letter to the Board public.
•	Later on February 8, 2022, the Company issued a statement in response to Legion’s press release, attempting to tout is success in executing its business transformation plan. With respect to the allegations of sexual misconduct made against Paul Marciano, the Company claimed that a special committee of the Board had already reviewed prior allegations made back in 2018 and that with respect to subsequent allegations, the Company strongly refuted these claims and was contesting them vigorously.
•	On February 24, 2022, Legion had an in-person meeting with Alex Yemenidjian, Chairman of the Board, and Mr. Alberini at the Company’s headquarters in Los Angeles, CA to discuss certain concerns regarding the Company’s corporate governance. Mr. Yemenidjian indicated the Board’s desire to work together to find an “elegant solution”.
•

On March 4, 2022, the Company filed a Current Report on Form 8-K disclosing that the Company’s 2022 Annual Meeting would now be held on April 22, 2022, more than two months earlier than the anniversary of the Company’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”), with a record date of March 23, 2022. The Company also disclosed that as a result of the accelerated meeting date for the Annual Meeting, the deadline for shareholders to submit proposals or nominate directors was accelerated to a ten day window expiring on March 14, 2022.

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•	On March 7, 2022, Legion had a call with Mr. Yemenidjian to follow up on the recent acceleration of the Annual Meeting and to better understand what might be his “elegant solution”. Mr. Yemenidjian indicated that the Board accelerated the Annual Meeting date because the Board members wanted to leave as little time as possible for Legion to take action. Mr. Yemenidjian then proposed that his elegant solution would involve forming an ESG Committee, potentially adding a ninth Board member, exploring the termination of certain related party transactions and authorizing a share repurchase. However, Mr. Yemenidjian confirmed that the Board had every intention of re-nominating Paul Marciano and Maurice Marciano. Legion requested a meeting with the members of the Nominating and Governance Committee but was told by Mr. Yemenidjian that “would not be appropriate at this time”.
•	On March 9, 2022, Legion issued a press release and presentation detailing the long and growing list of sexual assault and harassment allegations against Paul Marciano and how it believed the Board has repeatedly abdicated their fiduciary duties by letting him and his brother, Maurice, remain on the Board and Paul Marciano as a senior executive officer of the Company. Legion also commented on the Board’s decision to accelerate the Annual Meeting and deadline for shareholders to propose nominations and business proposals. Legion called upon the independent directors and, in particular, the all-female Nominating and Corporate Governance Committee to take action to remove Paul Marciano and Maurice Marciano.
•	On March 10, 2022, the Company issued a statement in response to Legion’s detailed presentation, but did not deny that the Board intended on re-nominating Paul Marciano and Maurice Marciano.
•	On March 16, 2022, Legion filed a preliminary proxy statement in anticipation of the Board re-nominating Paul and Maurice Marciano.
•	On March 23, 2022, Legion filed a revised preliminary proxy statement in anticipation of the Board re-nominating Paul and Maurice Marciano.
•	On March 28, 2022, the Company filed a preliminary proxy statement with the SEC and a current report on Form 8-K announcing that Laurie Ann Goldman, a member of the Company’s Nominating and Corporate Governance Committee, had decided to not stand for re-election at the Annual Meeting. The Company however re-nominated Paul and Maurice Marciano for election at the Annual Meeting.
•	On March 30, 2022, Legion filed a revised preliminary proxy statement with the SEC.
•	On March 30, 2022, Legion filed this definitive proxy statement with the SEC.
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REASONS FOR THE SOLICITATION

We Believe it is Time for Paul Marciano and Maurice Marciano to be Removed from the Board

Legion is a significant shareholder of Guess. We have extensive experience in the retail and fashion industry, having previously invested in and driven boardroom change at Bed Bath & Beyond, Kohl’s, Genesco and Perry Ellis. Within our portfolio, we promote the building and strengthening of company cultures where ESG isn’t just a trendy acronym, but rather is embraced and deeply knit into the fabric of the organization. We believe this is essential to achieving sustainable long-term financial returns.

We are deeply concerned by the lack of good judgment the Board has displayed in continuing to allow co-founder Paul Marciano to serve as a Board member and as Chief Creative Officer of the Company. For more than a decade, allegations of sexual assault and harassment against Paul Marciano have mounted. He has been publicly accused of sexual misconduct by at least 17 women, going back to 2009, with the alleged incidents beginning as early as the 1980s.1 According to the allegations, he appears to be a serial predator who has used his positions of power and authority at Guess to harass, sexually assault and otherwise take advantage of young female models. In 2021 alone, four new allegations were made public against Paul Marciano for alleged misconduct occurring in the years 1983 to 2020.2 There is no way to know how many other allegations may been made that are not public, and may have been settled privately by Paul Marciano or the Company.

The alleged misdeeds of Paul Marciano appear to have been enabled by his brother Maurice Marciano. There have been reports of Maurice dismissing Paul’s alleged predatory behavior, and Maurice served as Chairman of the Board when Paul was reinstated to his executive role at the Company and retained on the Board in January of 2019, despite troubling conclusions from the Board’s purported investigation. In addition, it appears that following a bike accident in the summer of 2020, Maurice has missed at least 25% of total Board meetings in fiscal 20213, at least 25% of total Board meetings in fiscal 20224, and missed attending the virtual 2021 Annual Meeting despite being up for re-election. Notably, Maurice Marciano was also absent for two of the six Board meetings held in fiscal 2016. In our view, this pattern of missing Board meetings casts serious doubts on his ability to be an effective representative of all shareholders. While Legion is not unsympathetic to his condition, his continued service on the Board does not make sense to us primarily due to his enabling of Paul, but, secondarily and more recently, due to his health limitations, even though the Board now claims Maurice is “recovering steadily.”

The Company has a director resignation policy in place for uncontested elections, whereby any nominee for director in a non-contested election of directors who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee (excluding the nominee in question if a member thereof) shall evaluate such offer of resignation in light of the best interests of the Company and its shareholders and shall recommend to the Board the action to be taken with respect thereto. The Board shall then act promptly with respect to the letter of resignation and the Company shall publicly disclose the decision of the Board. We are soliciting shareholders to vote WITHHOLD with respect to the election of Maurice Marciano and Paul Marciano to the Board at the Annual Meeting because we believe it will send a strong message to the Board that shareholders are dissatisfied with the Board’s lack of any impact to correct years of alleged sexual abuse allegations and finally take action to protect the Company and the Guess brand from any further damage.

1 The Daily Beast, ‘I Was Sexually Assaulted’ in 1983 by Fashion Mogul Paul Marciano.

2 See Company’s Form 10-Q for the quarter ended October 30, 2021 disclosing three new allegations relating to incidences occurring in 2013 to 2020. See also the Daily Beast, ‘My Dreams Were Crushed’: Marciano Rape Accuser Speaks Out disclosing a fourth allegation for the first time from alleged misconduct in 1983.

3 FY 2021 Proxy Statement: Each director attended at least 75% of the aggregate of the total Board meetings and total committee meetings on which such director served during fiscal 2021, except Mr. Maurice Marciano, who was undergoing rehabilitation and therapy as a result of injuries he suffered from a bicycle accident during fiscal 2021.

4 FY 2022 Proxy Statement: Each director attended at least 75% of the aggregate of the total Board meetings and total committee meetings on which such director served during fiscal 2022, except Mr. Maurice Marciano, who was undergoing rehabilitation and therapy as a result of injuries he suffered from a bicycle accident during fiscal 2021.

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We Believe Guess’ Valuation Has Been and Will Continue to be Negatively Impacted by the Ongoing Presence of Paul and Maurice Marciano on the Board

As shown below, Guess has experienced a widening valuation gap compared to its peers since public allegations of sexual assault and other misconduct were first raised against Paul Marciano beginning in 2009. While this gap narrowed after Guess claimed to launch an investigation into allegations of improper conduct by Paul Marciano, it has only widened again to 45% since 4 more individuals complained about sexual assault and/or misconduct by Paul Marciano in 20215, 6.

Source: Capital IQ (as of 1/28/2022); Media Reports, Court Fillings; SEC filings

Notes: 1. Peers include COLM, VFC, TPR, LEVI, PVH, HBI, CPRI, LE, RL, URBN, AEO, ANF, GPS, CRI

Until Paul Marciano and Maurice Marciano are removed from the Board, we believe Guess will continue to trade at a significant discount. In Legion’s view, Guess is an iconic brand and the Company under the leadership of current CEO Carlos Alberini has made a number of positive strategic moves in recent years, including optimizing its store portfolio, improving supply chain and logistics, and implementing significant cost savings and profit improvement plans. Mr. Alberini appears to be a talented CEO who has demonstrated substantial progress executing an operational turnaround at the Company. However, we do not believe that Guess will ever be able to reach its full potential with the persistent overhang of legal, reputational and moral risk that accompanies Paul Marciano and Maurice Marciano remaining on the Board or continuing to serve in any role inside the Company.

We Believe the Board Has Repeatedly Failed to Take Appropriate Action

In December 2021, the insurance carrier that underwrites the Company and Paul Marciano, sued to absolve itself of any responsibility for covering claims related to Paul Marciano’s alleged “pattern” of “wrongful acts.7, 8, 9” This rare action was precipitated by a lawsuit filed in January 2021 by a former model accusing Paul Marciano of rape and Guess of enabling his behavior for years.10

5 Form 10-Q, filed by Guess?, Inc. on December 3, 2021.

6 The Daily Beast, ‘I Was Sexually Assaulted’ in 1983 by Fashion Mogul Paul Marciano.

7 The Daily Beast, Guess Mogul’s Insurer Distances From Him Amid Sexual Misconduct Claims.

8 Beazley Insurance Company, Inc. v. Guess?, Inc., et al., 2:21-cv-09962.

9 Law.com, Insurer Sues Guess and Co-Founder Paul Marciano Following Sexual Misconduct Claims.

10 The Daily Beast, This Alleged Serial Harasser Got a Second Chance. Now He’s Accused of Rape.

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We had hoped these recent developments would be enough for the Board to finally act. Unfortunately, no action was announced, and so on January 11, 2022, we sent a letter to the Board seeking decisive steps, including making a formal demand that they immediately initiate an investigation into whether any officers of the Company or directors had breached their fiduciary duties in connection with the ongoing misconduct by Paul Marciano.

The Board responded with a tepid commitment to “review the formation of a committee” and to get back to us in the “coming weeks.” Anyone who knows the history of the Company would find this weak response disappointing but not surprising. That is because Guess has been down this road before.

Following an internal investigation initiated in February 2018, the Board concluded Paul Marciano had shown “poor judgement” when working with models. As a result, the Company said he would leave Guess by January of 2019.11 Instead, a short time later the Company reversed course and announced the Board had requested he continue his employment as Chief Creative Officer – resulting in public and investor outcry.12 During much of this time, Maurice Marciano served as Chairman of the Board.13

These are just some of the publicly reported examples of Paul Marciano’s alleged misconduct:

•	In a 2021 lawsuit, a former Guess model alleges that he “enticed her to an empty apartment in February 2020 on the promise of career opportunities,[6]” and then “forced her to perform oral sex on him.[6]” After the assault, per the complaint, Mr. Marciano promised her more Guess modeling gigs and gave her a $1,000 Guess gift card.[14]

•	In a harrowing, nearly 2,000-word interview with Time Magazine in 2018, supermodel Kate Upton detailed how on her first day of shooting for Guess, Mr. Marciano “forcibly grabbed” her breasts, thighs, arms, neck and back of her head to start forcibly kissing her and “smelling” her. These allegations were corroborated by photographer Yu Tsai. Ms. Upton went on to detail not only additional instances of Mr. Marciano’s assault and harassment, but how she was fired from subsequent shoots when she resisted his advances – with her weight gain given as the excuse. At her final shoot, she says she was told to leave because Mr. Marciano had declared, “Get that fat pig off my set.[15]”

•	Five women complained about sexual harassment by Paul Marciano in early 2018, including one who filed a police report. Each of these women alleged that Paul Marciano groped her breasts, forced her to perform a sex act, or both.[16] According to news reports, Guess reached financial settlements with all five women for $500,000 but took little action against Paul Marciano.[6] The Company has also disclosed that it paid an additional $300,000 to resolve similar claims brought by another former model in March 2021[17] and $120,000 to resolve similar claims in March 2022.[18]

11 Wall Street Journal, Guess Co-Founder Paul Marciano to Leave Company Next Year Following Misconduct Allegations.

12 Bloomberg, Guess Plunges as It Names CEO, Keeps Paul Marciano as Creative Head.

13 From June 2018 to August 2020. Maurice Marciano also served as Chairman of the Board from 1993 to 1999, Co-Chairman and Co-CEO from 1999 to 2006, Executive Chairman from 2007 to January 2012, and Non-Executive Chairman from January 2012 to July 2015.

14 Jane Doe v. Paul Marciano, GUESS?, Inc., et al., 21STCV02126 (Cal. Sup.).

15 TIME Magazine, 'I'm Not Going to Let Him Intimidate Me Anymore.' Kate Upton Speaks Out on Alleged Harassment by Guess Co-Founder Paul Marciano.

16 LA Progressive, Sexual Harassment Allegations at Guess. available at:
https://laprogressive.com/sexual-harassment-allegations-at-guess/; Jane Doe v. Paul Marciano, Complaint at ¶¶ 11-13.

17 Q2 FY 2021 10-Q, at F-25.

18 FY 2022 10-K, at F-47.

10

•	Lindsey Ring, a former Guess model, filed a lawsuit in 2009 in Los Angeles Superior Court in which she alleged that Paul Marciano repeatedly kissed her, made sexual comments to her, touched her inappropriately and without her consent, groped her breasts and buttocks and whispered that he wanted to “take her right there.[19]” After she reported this to the Company’s human resources department, she alleges that she was told “this is not the first time this has happened with Mr. Marciano.[9]” She further claims that the human resources department merely directed her to avoid being alone with Paul Marciano.[20]

We believe that what has occurred at Guess at the Board level demonstrates a stunning breakdown of corporate governance and a breach of their fiduciary duties. The continued presence of Paul Marciano on the Board and involvement with the Company should have been deemed unacceptable when the allegations first surfaced in 200913 and most certainly following the investigation in 2018. Yet, the Board agreed to reinstall Paul Marciano as Chief Creative Officer in 2019 and this action has clearly resulted in further accusations, lawsuits, settlements, and potential liability. The fact that the Board somehow still justifies it today – when investors, customers, regulators and other stakeholders have repeatedly made clear there should be zero tolerance for executives who abuse their power to sexually exploit employees – is astonishing.

We Believe it is Time for Guess to Move Past the Marcianos – Both of Them

A possible objection to Legion’s effort to remove Paul Marciano and Maurice Marciano from the Board is that Guess remains dependent on their contributions, including for creative development. If that were valid, it would be a damning statement on the Board’s succession planning, given how many years have passed since disturbing allegations were first made against Paul Marciano and Maurice Marciano’s pattern of missing multiple Board meetings, not only in fiscal 2016 but also in fiscal 2021 and fiscal 2022 following his unfortunate biking accident. In Legion’s view, however, Guess has moved beyond dependence on the Marciano brothers, including through what we believe is a strong CEO of the Company, that after serving on the Board for over 40 years, their continued presence no longer makes sense.

We note that in June 2018, following the conclusion of an investigation by a two-person special committee of the Board into certain allegations of sexual harassment and misconduct made against Paul Marciano, Paul notified the Board of his decision to resign as an employee of the Company. According to Guess’ own Form 8-K filing on June 12, 2018, Paul Marciano was to transition all of his duties and responsibilities as Executive Chairman and Chief Creative Officer to Victor Herrero, the Company’s then CEO, which the Company disclosed to be part of its succession planning. Yet, three years later, Paul Marciano continues to be Chief Creative Officer, making 4x the peer median21 of other Chief Creative Officers. This outsized compensation, in light of the Company’s widening valuation gap compared to its peers as detailed above, seems unwarranted and confirms to us that Paul Marciano’s continued involvement with Guess is unnecessary.

In addition, Maurice Marciano retired as an employee and executive of the Company in 2012. Considering his long tenure and recent history of missing at least a quarter of the Board meetings held in fiscal 2021 and fiscal 2022, we struggle to understand why his continued service on the Board remains vital and we believe the company and shareholders would be far better served by new independent Board members with fresh perspectives and broad industry experience.

For the reasons set forth above, we are seeking your support to vote WITHHOLD with respect to the election of Maurice Marciano and Paul Marciano to the Board at the Annual Meeting. By voting WITHHOLD with respect to the election of Maurice Marciano and Paul Marciano, we believe the Guess shareholders will send a strong message that enough is enough and change must finally come to the Board.

19 The Daily Beast, After Kate Upton’s Allegations, New Sex Claims Against Guess’ Paul Marciano Surface.

20 ABC News, Guess Inc. responds to sexual harassment allegations against co-founder Paul Marciano.

21 Peer median group includes Vera Bradley, American Eagle Outfitters, Ralph Lauren and Steve Madden.

11

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently has eight members and is going through a phased transition to a declassified Board structure, with the terms of five directors expiring at the Annual Meeting. However, one director has informed the Board that she will not stand for re-election. Accordingly there will be four directors up for election at the Annual Meeting, including Paul Marciano and Maurice Marciano. We are seeking your support to WITHHOLD your vote on the re-election of Paul Marciano and Maurice Marciano as directors at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Paul Marciano and Maurice Marciano. Accordingly, a plurality voting standard will apply to the election of directors and the Company's nominees will be elected even if they receive only a single vote. However, the Company has a director resignation policy in place for uncontested elections, whereby any director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. Under the policy, the Nominating and Governance Committee (excluding the nominee in question if a member thereof) will then evaluate such offer of resignation in light of the best interests of the Company and its shareholders and recommend to the Board the action to be taken with respect thereto. Promptly following receipt of the recommendation of the Nominating and Governance Committee, the Board (excluding the nominee in question) would act with respect to such letter of resignation and shall notify the nominee of its decision.

If we are successful in soliciting your support to WITHHOLD your vote from the election of Paul Marciano and Maurice Marciano such that each of Paul Marciano and Maurice Marciano receive more votes “withheld” from his election than votes “for” his election at the Annual Meeting, each of Paul Marciano and Maurice Marciano must tender his resignation to the Board for consideration by the Nominating and Governance Committee. We believe the failure of the Board to insist on the resignations of Paul Marciano and Maurice Marciano in the event they fail to receive a majority of the votes cast for their election would be in direct opposition to a clear shareholder directive and inconsistent with the Company’s Governance Guidelines.

Shareholders are advised that the Company’s four nominees, including Paul Marciano and Maurice Marciano, are not the nominees of Legion, have not consented to be named in these proxy materials, and are the nominees of Guess. Because Paul Marciano and Maurice Marciano are not Legion nominees and have not consented to be named in this proxy statement, they are not participants in this solicitation. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. This Proxy Statement does not include authority to vote for Paul Marciano or Maurice Marciano. Should you choose to vote in favor of either of Paul Marciano or Maurice Marciano you must use the Company’s proxy card. We can provide no assurance that any of the Company’s nominees will serve as directors if elected or that Paul Marciano or Maurice Marciano will submit their resignations if they are elected by a plurality of the votes cast, but fail to receive a majority.

WE STRONGLY URGE YOU TO “WITHHOLD” YOUR VOTE FROM THE ELECTION OF PAUL MARCIANO AND MAURICE MARCIANO
ON THE ENCLOSED BLUE PROXY CARD.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF THE OTHER COMPANY NOMINEES AND INTEND TO VOTE OUR SHARES “FOR” THEIR ELECTION.

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PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking shareholders to approve, on an advisory basis, the Company’s compensation of its named executive officers. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the shareholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative compensation disclosures.”

As discussed in the Company’s proxy statement, this vote is an advisory vote only and will not be binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board of Directors or the Compensation Committee. The Compensation Committee will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

We have serious concerns with the compensation to the Company’s named executive officers and therefore believe shareholders should vote AGAINST this proposal. The executive compensation program at Guess appears to exhibit the same lack of oversight and poor alignment that seems to prevent the Board from meaningfully addressing the Company’s long history of sexual assault allegations and costly litigation and settlements involving Paul Marciano. For example, the Company effectively pays Paul Marciano as though he serves as a second CEO; in fact, he received the same base salary as the Company’s CEO in fiscal 2022 and was paid over fifty percent more than the Company’s actual CEO in fiscal 2021. This was in part driven by a $3.15 million “special cash award” approved in April 2021. This special award was made after the Board had already received at least several of the four additional complaints of sexual harassment the Company faced in 2021 (including one lawsuit filed in January 2021, one complaint the Company received in March 2021, and yet another complaint received in April 2021—the same month the Board awarded a “special” award). We believe these facts demonstrate the Board panders to the Marciano family rather than representing shareholder’s best interests.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
THE INDEPENDENT AUDITOR

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has selected Ernst & Young LLP (“Ernst & Young”) to act as the Company’s independent auditor for the fiscal year ending January 28, 2023.

According to the Company, the Bylaws do not require that the Company’s shareholders approve the appointment of Ernst & Young as the Company’s independent auditor. The Company has stated that the Audit Committee will consider the results of the shareholder vote for this proposal and, in the event of a negative vote, will reconsider its selection of Ernst & Young. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to ratify the selection of Ernst & Young.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JANUARY 28, 2023, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

14

PROPOSAL NO. 4

APPROVAL OF AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

As disclosed in the Company’s proxy statement, the Board amended and restated the Guess?, Inc. 2004 Equity Incentive Plan (the “Amended 2004 Equity Incentive Plan”), subject to shareholder approval, to, among other things, increase the number of shares of Common Stock authorized for issuance under the plan. The Company has not yet disclosed the exact number of shares it intends to increase for issuance under the Amended 2004 Equity Incentive Plan. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

As discussed in further detail in the Company’s proxy statement, the amendments approved by the Board to the Amended 2024 Equity Incentive Plan, will (1) increase the aggregate number of shares of the Common Stock that may be delivered pursuant to awards granted under the plan, (2) extend the Company’s ability to grant new awards under the plan through March 26, 2032, (3) remove the limit on certain types of awards that had previously been included to satisfy the requirements of Section 162(m) of the Internal Revenue Code and (4) provide sub-limits on the cash and equity compensation that may be provided each year to Non-Employee Directors (as defined in the Company’s proxy statement) in their capacity as directors and terminate the Guess?, Inc. Non-Employee Directors’ Compensation Plan, as amended (the “Director Plan”). As of March 21, 2022, 223,079 shares of Common Stock were then available for new award grants under the Director Plan. The Board has provided that no new awards will be granted under the Director Plan after March 21, 2022, provided that shareholders approve the Amended 2004 Equity Incentive Plan. If shareholders approve this proposal, the Director Plan will terminate (except as to awards previously granted under that plan).

The foregoing description of the Amended 2004 Equity Incentive Plan is qualified in its entirety to the full text of the Amended 2004 Equity Incentive Plan, a copy of which will be attached as Appendix A to the Company’s definitive proxy statement and will be incorporated by reference herein when made available.

As disclosed in the Company’s proxy statement, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required to approve this Proposal No. 4.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

15

PROPOSAL NO. 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

As disclosed in the Company’s proxy statement, the Board amended and restated the Company’s 2002 employee stock purchase plan (“Amended ESPP”). The term of the 2002 employee stock purchase plan expired on March 11, 2022 meaning that no new offering period may commence under the plan on or after that date. The proposed Amended ESPP was approved, subject to shareholder approval, by the Board on March 26, 2022 and would extend the Company’s ability to grant new awards under the Amended ESPP until March 26, 2032. If shareholders do not approve this Proposal No. 5, no new awards will be granted under the Amended ESPP.

As disclosed in the Company’s proxy statement, as of March 21, 2022, 4,000,000 shares of Common Stock are authorized for issuance under the Amended ESPP. Of these shares, 1,281,602 shares have previously been purchased and 2,718,398 shares remain available for purchase in the current and future offering periods under the Amended ESPP. The proposed amendments will not increase the number of shares authorized for issuance under the Amended ESPP.

As disclosed in the Company’s proxy statement, under the Amended ESPP, shares of Common Stock are available for purchase by eligible employees who elect to participate in the Amended ESPP. Eligible employees are entitled to purchase, by means of payroll deductions, limited amounts of Common Stock during periodic offering periods.

The foregoing description of the Amended ESPP is qualified in its entirety to the full text of the Amended ESPP, a copy of which will be attached as Appendix B to the Company’s definitive proxy statement and will be incorporated by reference herein when made available.

As disclosed in the Company’s proxy statement, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required to approve the Amended ESPP.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

16

VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on the Company’s proxy statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted WITHHOLD with respect to the election of Paul Marciano and Maurice Marciano, FOR all other Company nominees (other than Paul Marciano and Maurice Marciano), AGAINST the advisory resolution approving the compensation of our named executive officers, FOR the ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company for the fiscal year ending January 28, 2023, AGAINST approval of the Amended 2004 Equity Incentive Plan and AGAINST approval of the Amended ESPP.

Shareholders are advised that the Company’s four nominees, including Paul Marciano and Maurice Marciano, are not the nominees of Legion, have not consented to be named in these proxy materials, and are the nominees of Guess. Because Paul Marciano and Maurice Marciano are not Legion nominees and have not consented to be named in this proxy statement, they are not participants in this solicitation. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. This Proxy Statement does not include authority to vote for Paul Marciano or Maurice Marciano. Should you choose to vote in favor of either of Paul Marciano or Maurice Marciano you must use the Company’s proxy card. We can provide no assurance that any of the Company’s nominees will serve as directors if elected or that Paul Marciano or Maurice Marciano will submit their resignations if they are elected by a plurality of the votes cast, but fail to receive a majority.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by a live webcast. No physical meeting will be held.

To participate in the virtual Annual Meeting, you will need to pre-register in advance. According to the Company’s proxy statement, in order to attend the Annual Meeting virtually, you must pre-register by visiting www.cesonlineservices.com/ges22_vm. As of the date of this Proxy Statement, the Company has not publicly disclosed the date and time by which you must pre-register to attend the Annual Meeting virtually. Once the Company publicly discloses this deadline, Legion intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

According to the Company’s proxy statement, shareholders of record will need their White proxy card containing their 11-digit control number available and should follow the instructions thereon to complete their registration request. Pre-registered shareholders may access the meeting up to 30 minutes prior to the start time.

According to the Company’s proxy statement, if you are the beneficial owner of shares (that is, your shares are held in “street name” through a bank, broker, or other nominee) as of the Record Date, you will need to have your voting instructions form or other communication containing your control number available and should follow the instructions thereon to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. According to the Company’s proxy statement, if you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you will need to submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNG file format.

We encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card. Additional information and our proxy materials can also be found at www.abetterguess.com. If you have any difficulty following the registration process, please email info@saratogaproxy.com.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person or by proxy, of the holders of at least a majority of the shares entitled to vote at the Annual Meeting will be considered a quorum for the transaction of business.

According to the Company’s proxy statement, abstentions and broker non-votes (if any) are counted as present for purposes of establishing a quorum at the Annual Meeting. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a shareholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

17

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for director elections. Accordingly, the Company's nominees will be elected even if they receive only a single vote. However, under the Company’s director resignation policy set forth in its Governance Guidelines, any nominee for director in a non-contested election of directors who receives a greater number of votes “withheld” from his or her election than votes “for” such election must submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee (excluding the nominee in question if a member thereof) will evaluate such offer of resignation in light of the best interests of the Company and its shareholders and will recommend to the Board the action to be taken with respect thereto. The Board will then act promptly with respect to the letter of resignation and the Company will publicly disclose the decision of the Board.

Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Paul Marciano and Maurice Marciano.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to approve of the Company’s executive compensation. The Company’s proxy statement notes, however, that this vote is advisory only and will not be binding. The results of the vote on this proposal will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to ratify the selection of Ernst & Young. The Company’s proxy statement notes, however, that this vote is advisory only and will not be binding. The results of the vote on this proposal will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

Approval of the Amended 2004 Equity Incentive Plan ─ According to the Company’s proxy statement, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

Approval of the Amended ESPP ─ According to the Company’s proxy statement, the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares constituting a quorum at the Annual Meeting is required for approval of this Proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” this Proposal.

If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Legion’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Legion in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 1444 South Alameda Street, Los Angeles, California 90021 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Legion in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for a vote to withhold on Paul Marciano and Maurice Marciano.

IF YOU WISH TO VOTE WITHHOLD ON THE ELECTION OF PAUL MARCIANO AND MAURICE MARCIANO TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

18

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Legion. Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Legion, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation.

Legion has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $60,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Legion has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock on whose behalf they hold shares. Legion will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 15 persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Legion. Costs of this solicitation of proxies are currently estimated to be approximately $300,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Legion estimates that through the date of this Proxy Statement its expenses in connection with this solicitation are approximately $225,000. To the extent legally permissible, if Legion is successful in its proxy solicitation, Legion intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Legion does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The principal business of Legion Partners Holdings is serving as the sole member of Legion Partners Asset Management and sole member of Legion Partners GP. The principal business of each of Legion Partners I, Legion Partners II and Legion Partners XVIII is investing in securities. The principal business of Legion Partners GP is serving as the general partner of each of Legion Partners I, Legion Partners II and Legion Partners XVIII. The principal business of Legion Partners Asset Management is managing investments in securities and serving as the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners XVIII. The principal occupation of each of Messrs. Kiper and White is serving as a managing director of Legion Partners Asset Management and a managing member of Legion Partners.

The address of the principal office of each of the members of Legion is 12121 Wilshire Blvd, Suite 1240, Los Angeles, CA 90025.

As of the Record Date, Legion Partners I beneficially owns directly 1,395,320 shares of Common Stock. As of the Record Date, Legion Partners II beneficially owns directly 110,683 shares of Common Stock. As of the Record Date, Legion Partners XVIII beneficially owns directly 138,242 shares of Common Stock. As of the Record Date, Legion Partners Holdings beneficially owns directly 100 shares of Common Stock, all of which are held in record name. In addition, as the sole member of Legion Partners Asset Management and sole member of Legion Partners GP, Legion Partners Holdings may also be deemed to beneficially own the 1,395,320 shares of Common Stock beneficially owned directly by Legion Partners I, 110,683 shares of Common Stock beneficially owned directly by Legion Partners II and 138,242 shares of Common Stock beneficially owned directly by Legion Partners XVIII. As the general partner of each of Legion Partners I, Legion Partners II and Legion Partners XVIII, Legion Partners GP may be deemed to beneficially own the 1,395,320 shares of Common Stock beneficially owned directly by Legion Partners I, 110,683 shares of Common Stock beneficially owned directly by Legion Partners II and 138,242 shares of Common Stock beneficially owned directly by Legion Partners XVIII. As the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners XVIII, Legion Partners Asset Management may be deemed to beneficially own the 1,395,320 shares of Common Stock beneficially owned directly by Legion Partners I, 110,683 shares of Common Stock beneficially owned directly by Legion Partners II and 138,242 shares of Common Stock beneficially owned directly by Legion Partners XVIII. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, each of Messrs. Kiper and White may be deemed to beneficially own the 1,395,320 shares of Common Stock beneficially owned directly by Legion Partners I, 110,683 shares of Common Stock beneficially owned directly by Legion Partners II, 138,242 shares of Common Stock beneficially owned directly by Legion Partners XVIII and 100 shares of Common Stock beneficially owned directly by Legion Partners Holdings.

19

The members of Legion may be deemed to be a member of a “group” with the other respective members therein for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,644,345 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each of the Participants disclaims beneficial ownership of shares of Common Stock that he, she or it does not directly own. For information regarding transactions in the securities of the Company during the past two years by the Participants, please see Schedule I.

The shares of Common Stock purchased by Legion were purchased with working capital. The purchases effected by Legion Partners II were effected through margin accounts maintained with prime brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in the shares of Common Stock held in such margin accounts may be pledged as collateral security for the repayment of debit balances in such accounts. Since other securities are held in such margin accounts in addition to the Common Stock, it may not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock held by Legion Partners II at any one time.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

20

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which we are not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to our knowledge.

This Proxy Statement is dated March 30, 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, you may present matters for consideration at the Annual Meeting either by having the matter included in the Company’s proxy statement and proxy card in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 or by conducting your own proxy solicitation. The Company has not yet publicly disclosed the deadlines for shareholders to submit any such proposals or nominations. Once the Company publicly discloses these deadlines, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Notwithstanding the foregoing, shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement for the 2023 annual meeting of shareholders must typically be received at the principal offices of the Company not later than 120 days prior to the first anniversary of the date last year’s proxy was mailed to shareholders. As of the date of this Proxy Statement, the Company has not disclosed the date of the Annual Meeting. Once the Company discloses the date of the Annual Meeting, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

21

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE UPCOMING ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

________________

Your vote is important. No matter how many or how few shares you own, please vote WITHHOLD with respect to the election of Paul Marciano and Maurice Marciano by marking, signing, dating and mailing the enclosed BLUE proxy card promptly.

Legion Partners Holdings, LLC

March 30, 2022

22

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase / Sale

LEGION PARTNERS, L.P. I

Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	694,900	10/25/2021
Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	26,200	10/25/2021
Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	257,000	10/26/2021
Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	195,900	10/27/2021
Purchase of Common Stock	4,516	11/24/2021
Purchase of Common Stock	85,478	11/26/2021
Purchase of Common Stock	101,121	11/29/2021
Purchase of Common Stock	30,205	11/30/2021
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	866,200	01/31/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(866,200)	01/31/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	315,900	02/01/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(315,900)	02/01/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	50,100	02/02/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(50,100)	02/02/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	163,100	02/07/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(163,100)	02/07/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(343,700)	02/08/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	343,700	02/08/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(186,900)	02/09/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	186,900	02/09/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(339,500)	02/10/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	339,500	02/10/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(169,700)	02/11/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	169,700	02/11/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(169,700)	02/14/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	169,700	02/14/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(185,800)	02/18/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	185,800	02/18/2022

I-1

LEGION PARTNERS, L.P. II

Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	55,100	10/25/2021
Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	2,100	10/25/2021
Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	20,400	10/26/2021
Purchase of January 2022 Call Options ($10.00 Strike Price)[1]	15,500	10/27/2021
Purchase of Common Stock	359	11/24/2021
Purchase of Common Stock	6,791	11/26/2021
Purchase of Common Stock	8,033	11/29/2021
Purchase of Common Stock	2,400	11/30/2021
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	68,700	01/31/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(68,700)	01/31/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	25,000	02/01/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(25,000)	02/01/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	4,000	02/02/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(4,000)	02/02/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	12,900	02/07/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(12,900)	02/07/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(27,300)	02/08/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	27,300	02/08/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(14,800)	02/09/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	14,800	02/09/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(26,900)	02/10/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	26,900	02/10/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(13,500)	02/11/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	13,500	02/11/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(13,500)	02/14/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	13,500	02/14/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(14,600)	02/18/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	14,600	02/18/2022

I-2

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XVIII

Purchase of Common Stock	100,000	11/10/2021
Purchase of Common Stock	725	11/24/2021
Purchase of Common Stock	13,726	11/26/2021
Purchase of Common Stock	16,246	11/29/2021
Purchase of Common Stock	4,845	11/30/2021
Purchase of Common Stock	8,700	11/30/2021
Purchase of Common Stock	2,400	12/01/2021
Purchase of Common Stock	1,600	01/10/2022
Sale of Common Stock	(10,000)	01/31/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	92,000	01/31/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(92,000)	01/31/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	33,600	02/01/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(33,600)	02/01/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	2,900	02/02/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(2,900)	02/02/2022
Purchase of March 2022 Put Option ($22.00 Strike Price)[2]	9,700	02/07/2022
Sale of March 2022 Put Option ($18.00 Strike Price)[3]	(9,700)	02/07/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(34,000)	02/08/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	34,000	02/08/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(18,500)	02/09/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	18,500	02/09/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(33,600)	02/10/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	33,600	02/10/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(16,800)	02/11/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	16,800	02/11/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(16,800)	02/14/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	16,800	02/14/2022
Sale of March 2022 Put Option ($22.00 Strike Price)[4]	(18,500)	02/18/2022
Purchase of March 2022 Put Option ($18.00 Strike Price)[5]	18,500	02/18/2022

I-3

LEGION PARTNERS HOLDINGS, LLC

Purchase of Common Stock	100	10/28/2021

1 Represents shares underlying American-style call options bought in the over-the-counter market with an expiration date of January 21, 2022, all of which were exercised.

2 Represents shares underlying American-style put options purchased in the over-the-counter market with an expiration date of March 18, 2022.

3 Represents shares underlying American-style put options sold short in the over-the-counter market with an expiration date of March 18, 2022.

4 Represents shares underlying American-style put options sold in the over-the-counter market with an expiration date of March 18, 2022.

5 Represents shares underlying American-style put options bought to cover a short position in the over-the-counter market with an expiration date of March 18, 2022.

I-4

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on March 28, 2022.22

	Beneficial Ownership of Common Stock
Name of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Maurice Marciano(3)	11,565,034	19.3%
Paul Marciano(4)	13,325,715	22.2%
Carlos Alberini(5)	1,497,302	2.5%
Anthony Chidoni(5)	201,706	*
Laurie Ann Goldman(5)	28,350	*
Cynthia Livingston(5)	22,176	*
Deborah Weinswig(5)	28,350	*
Alex Yemenidjian(5)	142,172	*
Kathryn Anderson(5)(6)	149,416	*
All directors, director nominees and executive officers as a group (9 persons)(7)	26,960,221	44.4%
BlackRock, Inc.(8) 55 East 52nd Street, New York, New York, 10055	6,583,720	11.0%
Dimensional Fund Advisors LP(9) Building One, 6300 Bee Cave Road, Austin, Texas, 78746	3,920,174	6.6%
FMR LLC(10) 245 Summer Street, Boston, Massachusetts, 02210	3,307,290	5.5%
The Vanguard Group(11) 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355	4,370,874	7.3%
_______________
*	Less than 1.0%
(1)	Except as described below and subject to applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. This table is based upon information supplied by officers, directors and principal shareholders. Except as indicated above, the business address for each person is: c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021.
(2)	The number of shares outstanding used in calculating the percentages for each person includes shares that may be acquired by such person upon the exercise of options exercisable within 60 days of March 23, 2022 but excludes shares underlying options held by any other person. The percent of beneficial ownership is based on 59,768,691 shares of Common Stock outstanding on March 23, 2022.

22 Once the Company files its definitive proxy statement for the Annual Meeting, Legion intends to supplement this Proxy Statement to update any information, if necessary, reprinted above and file revised definitive materials with the SEC.

II-1

(3)	Includes shares of Common Stock beneficially owned by Maurice Marciano as follows: 2,977 shares held directly (with respect to which he has shared voting and investment power); 4,614,286 shares held indirectly through the Maurice Marciano Trust (with respect to which he has shared voting and investment power); 103,801 shares held indirectly through Next Step Capital LLC (with respect to which he has shared voting power over 11,400 shares, no voting power over the remainder, and shared investment power); 554,940 shares held indirectly through Next Step Capital II, LLC (with respect to which he has shared voting power over 277,470 shares, no voting power over the remainder, and shared investment power); 70 shares held indirectly through the Maurice Marciano Gift Trust FBO Caroline Marciano (with respect to which he has shared voting and investment power); 1,652,650 shares held indirectly through MM CRUT, LLC (with respect to which he has shared voting and investment power); 712,400 shares held indirectly through MM CRUT II, LLC (with respect to which he has shared voting and investment power); 1,500,000 shares held indirectly through Carolem Capital, LLC (with respect to which he has shared voting power over 375,000 shares, no voting power over the remainder, and shared investment power); 1,623,834 shares held indirectly through Maurice Marciano Charitable Remainder Unitrust II (with respect to which he has shared voting and investment power); 264,384 shares held indirectly through G2 Trust (with respect to which he has shared voting and investment power); 136,201 shares held indirectly through Exempt G2 Trust (with respect to which he has shared voting and investment power); 349,491 shares held indirectly through MM 2020 Exempt Trust (with respect to which he has no voting power and shared investment power); and 50,000 shares held indirectly through the Maurice Marciano Family Foundation (with respect to which he has shared voting and investment power). Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of March 23, 2022. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Paul Marciano in footnote (4) below: 170,666 shares held by G Financial Holdings LLC (with respect to which Maurice Marciano has shared voting power and no investment power); and 339,005 shares held by G Financial Holdings II, LLC (with respect to which Maurice Marciano has shared voting power and no investment power).
(4)	Includes shares of Common Stock beneficially owned by Paul Marciano as follows: 10,478,105 shares held indirectly through the Paul Marciano Trust; 234,500 shares held indirectly through the Paul Marciano Foundation; 1,381,700 shares held indirectly through NRG Capital Holdings, LLC (with respect to which he has sole voting power over 345,425 shares and no voting power over the remainder); 170,666 shares held indirectly through G Financial Holdings, LLC (with respect to which he has no voting power); 339,005 shares held indirectly through G Financial Holdings II, LLC (with respect to which he has no voting power); 105,977 shares held indirectly through Exempt Gift Trust under the Next Step Trust; 370,309 shares held indirectly through the Nonexempt Gift Trust under the Next Step Trust; and 245,453 shares that may be acquired upon the exercise of options exercisable within 60 days of March 23, 2022. Amounts include 2,000,000 shares pledged as security under revolving lines of credit as of March 23, 2022. Amounts exclude 217,264 restricted stock units subject to time-based vesting restrictions. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Maurice Marciano in footnote (3) above: 2,977 shares held directly by Maurice Marciano (with respect to which Paul Marciano has shared voting and investment power); 4,614,286 shares held by the Maurice Marciano Trust LLC (with respect to which Paul Marciano has shared voting and investment power); 103,801 shares held by Next Step Capital LLC (with respect to which Paul Marciano has shared voting power over 11,400 shares, sole voting power over 92,401 shares, and shared investment power); 554,940 shares held by Next Step Capital II, LLC (with respect to which Paul Marciano has shared voting power over 277,470 shares, sole voting power over 277,470 shares, and shared investment power); 1,500,000 shares held indirectly through Carolem Capital, LLC (with respect to which Paul Marciano has shared voting power over 375,000 shares, sole voting power over 1,125,000 shares, and shared investment power); and 349,491 shares held by MM 2020 Exempt Trust (with respect to which Paul Marciano has sole voting power and no investment power).
II-2

(5)	Includes shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 23, 2022, as follows: Carlos Alberini, 566,053 shares (Mr. Alberini’s amounts do not include an additional 890,320 restricted stock units subject to performance and time-based vesting restrictions); Anthony Chidoni, no shares (Mr. Chidoni’s amounts include 50,000 shares pledged as security under a revolving line of credit); Laurie Ann Goldman, no shares; Cynthia Livingston, no shares; Deborah Weinswig, no shares; Alex Yemenidjian, no shares; and Kathryn Anderson, 88,936 shares (Ms. Anderson’s amounts do not include an additional 99,589 restricted stock units subject to performance and time-based vesting restrictions).
(6)	Ms. Anderson’s resignation as Chief Financial Officer was announced on March 16, 2022, to be effective as of March 31, 2022 with Mr. Secor’s appointment as Interim Chief Financial Officer to be effective as of April 1, 2022.
(7)	Includes: 900,442 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 23, 2022.
(8)	With respect to information relating to BlackRock, Inc., we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on March 8, 2022. According to the Schedule 13G/A, as of December 31, 2021, BlackRock, Inc. reported sole voting power with respect to 6,453,169.
(9)	With respect to information relating to Dimensional Fund Advisors LP, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 8, 2022. According to the Schedule 13G/A, as of December 31, 2021, Dimensional Fund Advisors LP reported sole voting power with respect to 3,832,479 shares.
(10)	With respect to information relating to FMR LLC, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 9, 2022. According to the Schedule 13G/A, as of December 31, 2021, FMR LLC reported no sole or shared voting power with respect to any of the shares.
(11)	With respect to information relating to The Vanguard Group, we have relied solely on information supplied by such entity on a Schedule 13G/A filed with the SEC on February 10, 2022. According to the Schedule 13G/A, as of December 31, 2021, The Vanguard Group reported sole voting power with respect to no shares, shared voting power with respect to 49,719 shares, sole investment power with respect to 4,292,514 shares and shared investment power with respect to 78,360 shares.
II-3

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Legion your proxy to vote WITHHOLD with respect to the election of Paul Marciano and Maurice Marciano and in accordance with Legion’s recommendations on the other proposal(s) on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed BLUE proxy card;
•	DATING the enclosed BLUE proxy card; and
•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting, however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of our proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

GUESS?, INC.

2022 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF LEGION PARTNERS HOLDINGS, LLC AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF GUESS?, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Raymond White, Christopher S. Kiper, John Ferguson and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Guess?, Inc. (the “Company”) which the undersigned would be entitled to vote if present at the 2022 annual meeting of shareholders of the Company scheduled to be held virtually at such date and time to be determined by the Company (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Legion Partners Holdings, LLC (together with the other participants in its proxy solicitation, “Legion”) a reasonable time before this solicitation.

SHAREHOLDERS ARE ADVISED THAT THE COMPANY’S NOMINEES, INCLUDING PAUL MARCIANO AND MAURICE MARCIANO, ARE NOT THE NOMINEES OF LEGION, HAVE NOT CONSENTED TO BE NAMED IN THESE PROXY MATERIALS, AND ARE THE NOMINEES OF GUESS. BECAUSE PAUL MARCIANO AND MAURICE MARCIANO ARE NOT LEGION NOMINEES AND HAVE NOT CONSENTED TO BE NAMED IN THIS PROXY STATEMENT, THEY ARE NOT PARTICIPANTS IN THIS SOLICITATION.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “WITHHOLD” ON THE ELECTION OF PAUL MARCIANO AND MAURICE MARCIANO, “FOR” ALL OTHER COMPANY NOMINEES, “AGAINST” PROPOSALS NO. 2, 4 AND 5, AND “FOR” PROPOSAL NO. 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Legion’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

www.abetterguess.com

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

LEGION STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “WITHHOLD” ON THE ELECTION OF PAUL MARICANO AND MAURICE MARCIANO, MAKES NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF THE OTHER COMPANY NOMINEES, AGAINST PROPOSAL NO. 2 AND MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 3, 4 AND 5.

1.	Election of Directors.
WITHHOLD ON PAUL MARCIANO AND MAURICE MARCIANO AND FOR THE OTHER COMPANY NOMINEES	WITHHOLD ON ALL COMPANY NOMINEES	WITHHOLD ON PAUL MARCIANO AND MAURICE MARCIANO AND FOR ALL COMPANY NOMINEES, EXCEPT NOMINEE(S) WRITTEN BELOW
☐	☐	☐ ________________ ________________ ________________ ________________

Legion intends to use this proxy to vote “WITHHOLD” on Paul Marciano and Maurice Marciano and For the other Company nominees. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

INSTRUCTIONS: If you do not wish for your shares to be voted “WITHHOLD” on a particular nominee, mark the “WITHHOLD ON PAUL MARCIANO AND MAURICE MARCIANO AND FOR ALL COMPANY NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do support on the line(s) above. Your shares of common stock will be voted withhold on the remaining nominee(s).

2.	The Company’s advisory vote on the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The Company’s proposal to ratify the selection of Ernst & Young as the Company’s independent auditor for the fiscal year ending January 28, 2023.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE PROXY CARD

4.	The Company’s proposal to approve of the amendment and restatement of its 2004 Equity Incentive Plan, including to increase the number of shares of Common Stock available for issuance under the plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	The Company’s proposal to approve of the amendment and restatement of its 2002 Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________, 2022

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.